Second Quarter 2022 Earnings Conference Call

July 28, 2022

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2022 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

SHYFT GROUP

"The Shyft Group continued to manage supply chain disruptions in the second quarter with results in line with our expectations. The Specialty Vehicles team executed well and produced solid results, while we also saw chassis deliveries in our Fleet Vehicle Services business improve steadily as the quarter progressed. We also continued to hit key development milestones with our electrification products and remain on track for production in mid-2023."

Daryl Adams
President and CEO, The Shyft Group

100 FASTEST GROWING COMPANIES 2021 FORTUNE

Shyft Financial Summary – 2Q22

Environment remains challenging with improved performance as the quarter progressed

Revenue
(in millions)



$244.0
$232.2
(4.8%) Decrease
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Strong pricing offset by the impact of chassis availability

Income from Continuing Operations & EPS
(in millions, except EPS)



$17.0
EPS $0.44
$5.3
EPS $0.15
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Supply chain disruption impacting production efficiency

Business Update

Fleet Vehicles and Services

- Truck body momentum continues with positive order trends in grocery and leasing
- Continued to invest in factory automation and sustainability, including robotic paint booth in Bristol WIV facility



Specialty Vehicles

- Motorhome chassis demand remains strong with dealer inventory near historic lows; Launched Red Diamond™ Aftermarket Solutions to expand parts and service offerings
- Strong demand for infrastructure related products from our service body business



EV Update

High level of customer interest for Blue Arc EV solutions


SHYFT
GROUP
BLUE ARC
BLUE ARC

Blue Arc EV product development progressing as planned



Power Cube™ charging solution debuted in Washington, DC

Financial Review
Second Quarter 2022



Shyft Financial Summary – 2Q22

Continued chassis supply issues impacted production and efficiency

Adjusted EBITDA & % of Sales

(in millions)



$28.6
11.7%
$13.7
5.9%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Results include $7M of EV development costs

Adjusted Net Income & Adjusted EPS

(in millions, except EPS)



$19.0
EPS $0.53
$7.5
EPS $0.21
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

In line with expectations

Fleet Vehicles and Services – 2Q22

Continued demand strength

Revenue
(in millions)



$161.6
$136.9
15.3% Decrease
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Backlog of $1.0B up 53% YoY

Adjusted EBITDA & % of Sales
(in millions)



$28.1
$14.5
17.4%
10.6%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Chassis supply disruption in April improved steadily in the quarter

Specialty Vehicles – 2Q22

Positive momentum across all product lines

Revenue
(in millions)


$82.4
$95.3
15.7% Increase
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Backlog of $135M, up 37% YoY

Adjusted EBITDA & % of Sales
(in millions)


$8.8
$12.9
10.7%
13.5%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Expanded margins by 280bps YoY

Liquidity & Outlook

Balance sheet remains healthy; Outlook improved

Liquidity & Leverage


$40
$30
$20
$10
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Cash ($M)
Leverage Ratio

- Total liquidity of $206M, including $199M of borrowing capacity
- Current leverage ratio at ~1.1x adjusted EBITDA
- No share repurchases in the quarter

Outlook Update

	Updated	YoY Change (at midpoint)
Revenue	$925 - $1,100	2%
Core Shyft EV Development **Adjusted EBITDA**	$85 - $110 ~($30) $55 – 80	(15%) (38%)
Income from Continuing Ops	$21 - $41	(56%)
Earning Per Share	$0.59 - $1.15	(55%)
Adjusted Earnings Per Share	**$0.85 - $1.41**	**(46%)**

- Second quarter performance and improved chassis visibility driving increase in mid-point profit outlook
- Full Year CapEx forecast unchanged at $25M and $30M

Closing Remarks

- Continued execution of long-term strategy to deliver value for shareholders
- Sustained progress with Blue Arc EV Solutions
- OEM chassis supply continues to impact near term performance
- Improved visibility for the second half of the year



Q&A Session

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
The Shyft Group, Inc.	2022	% of sales	2021	% of sales
Income from continuing operations	$ 5,283	2.3%	$ 16,953	6.9%
Net (income) attributable to non-controlling interest	-		(990)	
Add (subtract):				
Restructuring and other related charges	354		505	
Acquisition related expenses and adjustments	341		71	
Non-cash stock-based compensation expense	2,060		2,850	
Loss from liquidation of JV	-		643	
Tax effect of adjustments	(496)		(998)	
Adjusted net income	$ 7,542	3.2%	$ 19,034	7.8%
Income from continuing operations	$ 5,283	2.3%	$ 16,953	6.9%
Net (income) attributable to non-controlling interest	-		(990)	
Add (subtract):				
Depreciation and amortization	3,727		2,759	
Income tax expense	1,461		5,552	
Interest expense	463		227	
EBITDA	$ 10,934	4.7%	$ 24,501	10.0%
Add:				
Restructuring and other related charges	354		505	
Acquisition related expenses and adjustments	341		71	
Non-cash stock-based compensation expense	2,060		2,850	
Loss from liquidation of JV	-		643	
Adjusted EBITDA	$ 13,689	5.9%	$ 28,570	11.7%
Diluted net earnings per share	$ 0.15		$ 0.44	
Add (subtract):				
Restructuring and other related charges	0.01		-	
Acquisition related expenses and adjustments	0.01		-	
Non-cash stock-based compensation expense	0.05		0.08	
Loss from liquidation of JV	-		0.01	
Tax effect of adjustments	(0.01)		-	
Adjusted diluted net earnings per share	$ 0.21		$ 0.53	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Forecast Twelve Months Ended December 31, 2022		
The Shyft Group, Inc.	**Low**	**Mid**	**High**
Income from continuing operations	$ 21,097	$ 31,116	$ 41,135
Add:			
Depreciation and amortization	13,582	13,582	13,582
Interest expense	1,500	1,250	1,000
Taxes	6,481	9,212	11,943
EBITDA	$ 42,660	$ 55,160	$ 67,660
Add:			
Non-cash stock-based compensation and other charges	12,340	12,340	12,340
Adjusted EBITDA	$ 55,000	$ 67,500	$ 80,000
Earnings per share	$ 0.59	$ 0.87	$ 1.15
Add:			
Non-cash stock-based compensation and other charges	0.34	0.34	0.34
Less tax effect of adjustments	(0.08)	(0.08)	(0.08)
Adjusted earnings per share	$ 0.85	$ 1.13	$ 1.41

Thank you.